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                                                                      Exhibit 1



                               THE CIT GROUP, INC.


                     49,000,000 Shares Class A Common Stock


                             Underwriting Agreement



                                                                 November , 1998

J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.
Credit Suisse First Boston Corporation
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
Warburg Dillon Read LLC
As representatives of the several underwriters listed in Schedule I hereto
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260

Ladies and Gentlemen:

      The Dai-Ichi Kangyo Bank, Limited ("DKB") proposes to sell, directly or indirectly through a wholly owned subsidiary of DKB ("DKB Sub" and, together with DKB, the "Selling Stockholders") to the several Underwriters listed in
Schedule I hereto (the "Underwriters") for whom you are acting as representatives (the "Representatives"), and the Underwriters propose to purchase from such Selling Stockholders, an aggregate of 49,000,000 shares (the "Underwritten Shares") of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), of The CIT Group, Inc. (the "Company") and, for the sole purpose of covering over-allotments in connection with the sale of the Underwritten Shares, at the option of the Underwriters, to sell up to an additional 7,350,000 shares of Class A Common Stock of the Company (the "Option Shares"). The Underwritten Shares and the Option Shares are herein referred to as the "Shares".

      The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the
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Securities Act of 1933, as amended, and the rules and regulations of the
Commission thereunder (collectively, the "Securities Act"), a registration statement relating to the Shares. The registration statement as amended at the time when it shall become effective, including information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this Agreement as the "Registration Statement" and the prospectus in the form first used to confirm sales of Shares is referred to in this Agreement as the "Prospectus". If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall also be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be, except in each case as may be modified or superseded by statements in the Prospectus, and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

      The Company and DKB hereby agree with the Underwriters as follows:

      1. DKB hereby agrees to convert and to cause DKB Sub to convert, on or prior to the Closing Date (as hereinafter defined), all of the shares of Class B Common Stock, par value $.01 per share (the "Class B Common Stock") owned by DKB or DKB Sub, as the case may be, into an identical number of shares of Class A Common Stock (the "Conversion"). DKB agrees to sell or to cause DKB Sub to sell the Underwritten Shares to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Selling Stockholders the respective number of Underwritten Shares set forth opposite such Underwriter's name in Schedule I hereto at a purchase price per share (the "Purchase Price") of $ .

      In addition, DKB agrees to sell or to cause DKB Sub to sell the Option Shares to the several Underwriters as hereinafter provided, and the Underwriters on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, shall have the option to purchase, severally and


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not jointly, from the Selling Stockholders up to an aggregate of 7,350,000
Option Shares at the Purchase Price, for the sole purpose of covering over-allotments (if any) in the sales of Underwritten Shares by the several Underwriters.

      If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Selling Stockholders by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make.

      The Underwriters may exercise the option to purchase the Option Shares at any time (but not more than once) on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to DKB. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date but shall not be earlier than the Closing Date nor later than the tenth full Business Day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

      2. The Company and DKB understand that the Underwriters intend (i) to make a public offering of the Shares as soon after (A) the Registration Statement has become effective and (B) the parties hereto have executed and delivered this Agreement, as in the judgment of the Representatives is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

      3. Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by DKB to the Representatives in the case of the Underwritten Shares, on November , 1998, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representatives and DKB may agree upon in writing or, in the case of the Option Shares, on the date and time specified by the Representatives in the written notice of the Underwriters' election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the "Closing Date" and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the "Additional Closing Date". As used herein, the term "Business Day"


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means any day other than a day on which banks are permitted or required to be closed in New York City.

      Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date registered in such names and in such denominations as the applicable Representatives shall request in writing not later than two full Business Days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer to the Underwriters of the Shares duly paid. The certificates for the Shares will be made available for inspection and packaging by the applicable Representatives at the office of J.P. Morgan Securities Inc. set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be.

      4. The Company represents and warrants to each Underwriter that:

            (a) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of any amendment to the Registration Statement, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;

            (b) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein


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      or necessary to make the statements therein not misleading, and the
      Prospectus, as amended or supplemented, if applicable, at the Closing Date or Additional Closing Date, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by any Underwriter through the Representatives expressly for use therein;

            (c) the documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act;

            (d) the financial statements of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations and changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein;

            (e) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change, on a consolidated basis, in the capital stock or any increase greater than $2.255 billion in the total debt of the Company or any of its subsidiaries, or any material adverse change in or affecting the business, prospects, condition (financial or other), stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Change"), in each case otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole;

            (f) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its


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      properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not result in a Material Adverse Change.

            (g) each of the subsidiaries of the Company listed on Exhibit A (the "Principal Subsidiaries"), has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not result in a Material Adverse Change; and all the outstanding shares of capital stock of each Principal Subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

            (h) this Agreement has been duly authorized, executed and delivered by the Company;

            (i) the Company has an authorized capitalization as set forth in the Prospectus and such authorized capital stock conforms as to legal matters to the description thereof set forth in the Prospectus, and all of the outstanding shares of capital stock of the Company, have been, and after giving effect to sale of Shares and the Conversion will be, duly authorized, validly issued, fully-paid and non-assessable and, on or after the Closing Date, such capital stock will not be subject to any pre-emptive or similar rights; and, except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options;


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            (j) neither the Company nor any of its Principal Subsidiaries is, or
      with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Principal Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and its subsidiaries taken as a whole; the issuance of the Shares and the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated herein (including the Conversion) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Principal Subsidiaries is a party or by which the Company or any of its Principal Subsidiaries is bound or to which any of the property or assets of the Company or any of its Principal Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the By-laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its Principal Subsidiaries or any of their respective properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the registration of the Shares by the Company or the consummation by the Company of the transactions contemplated by this Agreement (including the Conversion), except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act or otherwise and as may be required under foreign or state securities or Blue Sky Laws in connection with the purchase and distribution of the Shares by the Underwriters;

            (k) other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of their respective properties or to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate reasonably be expected to result in a Material Adverse Change; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or Prospectus or to be filed


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      as exhibits to the Registration Statement that are not described or filed as required;

            (l) no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described;

            (m) other than as set forth or contemplated in the Prospectus, no person has the right to require the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issue and sale of the Shares;

            (n) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

            (o) KPMG Peat Marwick LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Securities Act;

            (p) the Company has not taken nor will it take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Stock;

            (q) each of the Company and its Principal Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except such as would not result in a Material Adverse Change; neither the Company nor any Principal Subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization which, if determined adversely to the Company or any of its Principal Subsidiaries could result in a Material Adverse Change; and each of the Company and


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      its Principal Subsidiaries is in compliance in all respects with all laws and regulations relating to the conduct of its business as conducted as of the date hereof, except where the failure to so comply would not, singly or in the aggregate, result in a Material Adverse Change.

      5. DKB represents and warrants to each Underwriter that:

            (a) the Selling Stockholders are the lawful owners of 126,000,000 shares of Class B Common Stock and the Selling Stockholders have valid and unencumbered title to all shares of Class B Common Stock owned by the Selling Stockholders free and clear of all restrictions on transfer, liens, encumbrances, security interests and claims, whatsoever;

            (b) on the Closing Date or the Additional Closing Date, each Selling Stockholder will have valid and unencumbered title to the Shares to be sold on such Closing Date or the Additional Closing Date, as the case may be, by such Selling Stockholder, free and clear of all restrictions on transfer, liens, encumbrances, security interests and claims, whatsoever;

            (c) upon payment for the Shares to be sold by the Selling Stockholders as provided herein, delivery of such Shares, as directed by the Underwriters, to Cede & Co. ("Cede") or such other nominee as may be designated by Depository Trust Company ("DTC"), registration of such Shares in the name of Cede or such other nominee and on the Company's share registry in accordance with the Company's certificate of incorporation, by-laws and applicable law and an indication from DTC by book entry that such Shares have been credited to "securities accounts" (as defined in Section 8-501 of the Uniform Commercial Code as in effect in the State of New York (the "UCC")) of the respective Underwriters with DTC (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (as such phrase is defined in Section 8-105 of the UCC) to such Shares), (A) DTC shall be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the UCC, and (B) under Section 8-501 of the UCC, each Underwriter will acquire a valid "security entitlement" (as defined in Section 8-102 of the UCC) to the Shares being so purchased by or on behalf of such Underwriter, and, to the extent governed by the UCC, no action based on any "adverse claim" (as defined in Section 8-102 of the UCC) to such Shares (or security entitlement with respect thereto) may properly be asserted against such Underwriter with respect to such security entitlement; it being understood that for the purpose of this representation and warranty, DKB may assume that when such payment, delivery, registration and crediting occur, (x) Cede is not a


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      "securities intermediary" (as defined in Section 8-102 of the UCC), (y)
      registration of such Shares in the name of Cede or another nominee designated by DTC is effective to register such Shares in the name of DTC for purposes of Section 8-106 (b)(2) of the UCC, and (z) DTC is a "clearing corporation" (as defined in Section 8-102 of the UCC).

            (d) this Agreement has been duly authorized, executed and delivered by DKB;

            (e) the Selling Stockholders have not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement and, other than as permitted by the Securities Act, the Selling Stockholders have not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares;

            (f) DKB has reviewed the information relating to the Selling Stockholders contained in the Registration Statement and the Prospectus and the information relating to the Selling Stockholders in the Registration Statement and the Prospectus does not contain any untrue statement of a material fact relating to the Selling Stockholders or omit to state any fact required to be stated therein or necessary to make the statements therein relating to the Selling Stockholders not misleading in any material respect.

            (g) the performance by DKB of this Agreement and the consummation by the Selling Stockholders of the transactions contemplated herein (including the Conversion) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the property or assets of any Selling Stockholder is subject, nor will any such action result in any violation of the provisions of the organizational documents of any Selling Stockholder or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any Selling Stockholder or any of its respective properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares to the Underwriters or the consummation by any Selling Stockholder of the transactions contemplated by this Agreement (including the Conversion), except such


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      consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act or otherwise and as may be required under foreign or state securities or Blue Sky Laws in connection with the purchase and distribution of the Shares by the Underwriters;

            (h) certificates for the 126,000,000 shares of Class B Common Stock owned by the Selling Stockholders are being held by The Dai-Ichi Kangyo Trust Company of New York in New York City for the purpose of effecting the Conversion and delivering the Shares to be sold by the Selling Stockholders under this Agreement (including the Option Shares).

      6. The Company covenants and agrees with each of the several Underwriters as follows:

            (a) to use its best efforts to cause the Registration Statement to become effective at the earliest possible time and, if required, to file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and to furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request;

            (b) to deliver, at the expense of the Company, to the Representatives six signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits thereto and, upon request, documents incorporated by reference therein, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits, but including, upon request, the documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and, upon request, documents incorporated by reference therein as the Representatives may reasonably request;


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            (c) before filing any amendment or supplement to the Registration
      Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Representatives a copy of the proposed amendment or supplement for review and not to file such proposed amendment or supplement to which the Representatives reasonably object;

            (d) to advise the Representatives promptly, and, upon request, to confirm such advice in writing (i) when the Registration Statement has become effective, (ii) when any amendment to the Registration Statement has been filed or becomes effective, (iii) when any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose, (vi) of the occurrence of any event, within the period referenced in paragraph (e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (vii) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any order suspending any such qualification of the Shares, or notification of any such order thereof and, if issued, to obtain as soon as possible the withdrawal thereof;

            (e) if, during such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered in connection with sales by the Underwriters or any dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the


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      Company if prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering and sale of the Shares, and, at the expense of the Underwriters if subsequent to such nine month period, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

            (f) to endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Shares; provided that the Company shall not be required to (i) file a general consent to service of process, (ii) subject itself to taxation or (iii) qualify as a foreign corporation in any jurisdiction in which it is not otherwise required to do so;

            (g) to make generally available to its security holders and to the Representatives as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

            (h) during a period of two years after the effective date of the Registration Statement, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

            (i) for a period of 180 days after the date of the initial public offering of the Shares not to (i) offer, sell, contract to sell, or otherwise dispose of, directly or indirectly, any securities of the Company which are substantially similar to shares of Class A Common Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive Class A Common Stock or any such substantially similar securities or (ii) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, the economic consequence of ownership of the Class A Common Stock or any such substantially similar securities, without the prior written consent of J.P. Morgan Securities Inc., other than the Shares to be sold hereunder or any securities issued pursuant to existing employee stock option or restricted stock plans;

            (j) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution and delivery of the Shares, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification of the Shares under the laws of such jurisdictions as the Representatives may designate (including fees of counsel for the Underwriters and its disbursements), (iv) incurred in connection with the listing of the Shares on the New York Stock Exchange, (v) related to the filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc. (the "NASD"),
      (vi) in connection with the printing and delivery of this Agreement, any dealer agreements, any Blue Sky Memoranda and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vii) any expenses incurred by the Company in connection with a "road show" presentation to potential investors, (viii) the cost of preparing stock certificates and (ix) the cost and charges of any transfer agent and any registrar; provided, that, it is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make;

            (k) to take or cause to be taken all actions necessary to consummate the Conversion;

            (l) not to issue any shares of Class B Common Stock in the future;
      and

            (m) to propose at the regularly scheduled stockholders' meeting of the Company held in 1999 or 2000, an amendment to the Certificate of Incorporation of the Company which would remove from such Certificate of Incorporation the authorization for the issuance of Class B Common Stock.

      7. DKB covenants and agrees with the several Underwriters as follows:

            (a) DKB will do or perform or cause to be done or performed all things required to be done or performed by the Selling Stockholders (including consummating the Conversion) on or prior to the Closing Date or the Additional Closing Date, as the case may be, to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement;

            (b) DKB will advise the Underwriters promptly, and if requested by the Underwriters, will confirm such advice in writing, within the period of time referred to in Section 6(e) hereof, of any change in information relating to any Selling Stockholder that suggests that any statement relating to any Selling Stockholder made in the Registration Statement or the Prospectus (as then amended or supplemented, if amended or supplemented) is or may be untrue in any material respect or that the Registration Statement or Prospectus (as then amended or supplemented, if amended or supplemented) omits or may omit to state a material fact or a fact necessary to be stated therein in order to make the statements therein relating to any Selling Stockholder not misleading in any material respect.

            (c) DKB agrees to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares being sold by the Selling Stockholders.

      8. The several obligations of the Underwriters hereunder to purchase the Shares on the Closing Date or the Additional Closing Date, as the case may be, are subject to the performance by the Company and DKB of their respective obligations hereunder and to the following additional conditions:

            (a) the Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with
      Section 5(a) hereof; and all requests for additional information shall have been complied with to the satisfaction of the Representatives;

            (b) the representations and warranties of the Company contained herein that are qualified as to materiality shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be, and those that are not qualified as to materiality shall be true and correct in all material respects on and as of the Closing Date and the Additional Closing Date, as the case may be, in each case with the same force and effect as though made on and as of the Closing Date or Additional Closing Date, as the case may be, and the Company shall have complied in all material respects with all agreements and all conditions required on its part to be performed or satisfied hereunder on or prior to the Closing Date or the Additional Closing Date, as the case may be;

            (c) the representations and warranties of DKB contained herein shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be, in each case with the same force and effect as though made on and as of the Closing Date or the Additional Closing Date, as the case may be, and the Selling Stockholders shall have complied with all agreements and all conditions required on their part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be;

            (d) since the respective dates as of which information is given in the Prospectus there shall not have been any change, on a consolidated basis, in the capital stock or increase greater than $2.255 billion in the total debt of the Company or any of its subsidiaries or any Material Adverse Change, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus;

            (e) the Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, (i) a certificate of an executive officer of the Company, with specific knowledge about the Company's financial matters, satisfactory to the Representatives to the effect set forth in subsections (a) and (b) of this Section and to the further effect that there has not occurred any Material Adverse Change from that set forth or contemplated in the Registration Statement and (ii) a certificate from an executive officer of DKB satisfactory to the Representatives to the effect set forth in subsection (c) of this Section;

            (f) Schulte Roth & Zabel LLP, counsel for the Company, shall have furnished to the Representatives their written opinion and statement, as applicable, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance reasonably satisfactory to the Representatives and addressed to the Representatives, to the effect that:

                  (i) this Agreement has been duly authorized, executed and
            delivered by the Company;

                  (ii) all of the outstanding shares of capital stock of the
            Company (after giving effect to the sale of the Shares and the Conversion), have been duly authorized and are validly issued, fully paid and non-assessable and such capital stock is not subject to any preemptive or similar rights;

                  (iii) the statements in or incorporated by reference in the
            Prospectus under "Compensation of Directors and Executive Officers --Long-Term Incentives; --Benefit Plans; --Employment Agreements"; "Relationship with DKB--Regulatory Compliance Agreement; --Registration Rights Agreement; --Tax Allocation Agreement"; "Description of Capital Stock"; and "Certain United States Tax Consequences to Non-United States Holders" and in the Registration Statement in Item 15, insofar as such statements purport to constitute a summary of the terms of the Class A Common Stock, legal matters, documents or proceedings referred to therein, constitute accurate summaries of the matters described therein in all material respects;

                  (iv) such counsel is of the opinion that the Registration
            Statement and the Prospectus and any amendments and supplements thereto (other than the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act;

                  (v) no consent, approval, authorization, order, license,
            registration or qualification of or with any court or governmental agency or body is required to be obtained or made by the Company for the issuance of the Shares, the sale of the Shares to the Underwriters or the consummation of the other transactions contemplated by this Agreement (including the Conversion), except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act or otherwise and as may be required under foreign or state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                  (vi) the Company is not and, after giving effect to the
            offering and sale of the Shares, will not be an "investment company" as such term is defined in the Investment Company Act;

                  (vii) upon payment pursuant to the Underwriting Agreement for the Shares to be sold by the Selling Stockholders pursuant thereto, delivery of such Shares, as directed by the Underwriters, to Cede or such other nominee as may be designated by DTC, registration of such Shares in the name of Cede or such other nominee as may be designated by DTC on the Company's share registry in accordance with the Company's certificate of incorporation, bylaws and applicable law and an indication from DTC by book entry that such Shares have been credited to "securities accounts" (as defined in Section 8-501 of the UCC) of the respective Underwriters with DTC (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (as such phrase is defined in Section 8-105 of the UCC) to such Shares): (A) DTC shall be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the UCC; and (B) under
            Section 8- 501 of the UCC, each Underwriter will acquire a valid "security entitlement" (as defined in Section 8-102 of the UCC) to the Shares being so purchased by or on behalf of such Underwriter, and, to the extent governed by the UCC, no action based on any "adverse claim" (as defined in Section 8-102 of the UCC) to such Shares (or security entitlement with respect thereto) may properly be asserted against such Underwriter with respect to such security entitlement; it being understood that for the purpose of this opinion, such counsel has assumed without independent verification, that the UCC is the law applicable to the sale of the Shares and that when such payment, delivery, registration and crediting occur,
            (x) Cede is not a "securities intermediary" (as defined in Section 8-102 of the UCC), (y) registration of such Shares in the name of Cede or another nominee designated by DTC is effective to register such Shares in the name of DTC for purposes of Section 8-106 (b)(2) of the UCC and (z) DTC is a "clearing corporation" (as defined in Section 8-102 of the UCC);

            and such counsel shall state that it has no reason to believe that (other than the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no belief) the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented, if applicable, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (g) Ernest D. Stein, Executive Vice President and General Counsel for the Company, shall have furnished to the Representatives his written opinion and statement, as applicable, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) the Company has been duly incorporated and is validly
            existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                  (ii) the Company has been duly qualified as a foreign
            corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                  (iii) each of the Company's Principal Subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each Principal Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities and claims;

                  (iv) to such counsel's knowledge and other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending, threatened or contemplated to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate reasonably be expected to result in a Material Adverse Change;

                  (v) such counsel shall state that he has no reason to believe that (other than the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no belief) the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented, if applicable, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (vi) the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated herein (including the Conversion) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Principal Subsidiaries is a party or by which the Company or any of its Principal Subsidiaries is bound or to which any of the property or assets of the Company or any of its Principal Subsidiaries is subject (other than, in each case, any documentation relating to a transaction in which the Company or a Principal Subsidiary is a lender), nor will any such action result in any violation of the provisions of the

            Certificate of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its Principal Subsidiaries or any of their respective properties;

                  (vii) the documents incorporated by reference in the
            Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date or the Additional Closing Date, as the case may be, (other than the financial statements and related schedules and other financial and statistical data included therein, as to which such counsel need not express an opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

                  (viii) each of the Company and its Principal Subsidiaries
            owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state and local governmental authorities, all self-regulatory organizations and all courts and other tribunals, within the United States, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except such as would not result in a Material Adverse Change, and, to the knowledge of such counsel, neither the Company nor any such Principal Subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization which, if determined adversely to the Company or any of its Principal Subsidiaries could result in a Material Adverse Change; and

                  (ix) the description in the Registration Statement and
            Prospectus of statutes and other documents is accurate and fairly presents the information required to be shown, and such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or Prospectus which are not described as required, or of any statutes, contracts or documents of a character required to be described in the Registration Statement or the Prospectus, or to be filed as exhibits to the Registration Statement which are not described and filed as required.

      In rendering the opinions set forth in paragraphs (e) and (f) of this Section, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the states of New York and the General Corporation Law of the State of Delaware, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to Underwriters' counsel, familiar with the applicable laws and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and its subsidiaries and, in the case of Ernest D. Stein, certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its Principal Subsidiaries. The opinions of such counsel for the Company shall state that the opinions of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon. With respect to the matters to be covered in subparagraph (iv) of paragraph (f) and subparagraphs
(v) and (vii) of paragraph (g) above counsel may state their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto (other than, in the case of Schulte Roth & Zabel LLP, the documents incorporated by reference therein) and review and discussion of the contents thereof (including the documents incorporated by reference therein) but is without independent check or verification except as specified.

            (h) Nishimura & Partners, counsel for DKB, shall have furnished to the Representatives their written opinion or opinions, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) this Agreement has been duly authorized, executed and
            delivered by DKB;

                  (ii) no consent, approval, authorization, order, license,
            registration or qualification of or with any court or governmental agency or body is required to be obtained or made by DKB for the sale of the Shares to the Underwriters or the consummation of the other transactions contemplated by this Agreement (including the Conversion), except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act or otherwise and as may be required under foreign or state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                  (iii) the performance by DKB of its obligations under this
            Agreement and the consummation by DKB of the transactions contemplated herein (including the Conversion) will not result in any violation of the provisions of the organizational documents of DKB or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over DKB or any of its properties;

      The opinions of Schulte Roth & Zabel LLP, Ernest D. Stein and Nishimura & Partners shall be rendered to the Underwriters at the request of the Company or DKB, as the case may be, and shall so state therein.

            (i) on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also on the Closing Date or Additional Closing Date, as the case may be, KPMG Peat Marwick LLP shall have furnished to the Representatives letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Representatives and addressed to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

            (j) the Representatives shall have received on and as of the Closing Date or Additional Closing Date, as the case may be, an opinion of Davis Polk & Wardwell, counsel to the Underwriters, with respect to the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

            (k) on or prior to the Closing Date or Additional Closing Date, as the case may be, the Company and each Selling Stockholder shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request;

            (l) The "lock-up" agreements between the Representatives and the Company, the Selling Stockholders and certain officers and directors of the Company relating to sales and certain other dispositions of shares of Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or Additional Closing Date, as the case may be; and

            (m) the Conversion shall have been consummated.

      9. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein; provided, that, the Company shall not be liable to any Underwriter under the indemnity agreement in this paragraph with respect to any preliminary prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company previously furnished copies thereof in the quantity requested in accordance with Section 5(b) hereof to such Underwriter and if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (or in the Prospectus as amended or supplemented if the Company shall have furnished any amendments or supplements thereto).

      DKB agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to any Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus; provided, that, DKB shall not be liable to any Underwriter under the indemnity agreement in this paragraph with respect to any preliminary prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company previously furnished copies thereof in the quantity requested in accordance with Section 5(b) hereof to such Underwriter and if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (or in the Prospectus as amended or supplemented if the Company shall have furnished any amendments or supplements thereto).

      Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, officers who sign the Registration Statement, DKB and each person who controls the Company or DKB within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company or DKB, as the case may be, to each Underwriter, but only with reference to information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

      If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to any of the three preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary,
(ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any one firm of local counsel) (a) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (b) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (c) for DKB and all persons, if any, who control DKB within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of the Underwriters shall be designated in writing by J.P. Morgan Securities Inc., any such separate firm for the Company, its directors, officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company and any such separate firm for DKB and such control persons of DKB shall be designated by DKB. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

      If the indemnification provided for in the first, second or third paragraphs of this Section 9 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Person on the one hand and the Indemnified Person on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportions as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company or DKB, as the case may be, on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by DKB shall be deemed to be the aggregate net proceeds from the offering of the Shares (before deducting expenses) received by the Selling Stockholders, the relative benefits received by the Company shall be deemed to be the same amount, and the relative benefits received by the Underwriters shall be deemed to be the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover of the Prospectus. The relative fault of the Company or DKB, as the case may be, on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company, DKB and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purposes) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to the respective number of Shares set forth opposite their names in Schedule I hereto, and not joint.

      The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company and DKB set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, by or on behalf of DKB or any person controlling DKB or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Shares.

      10. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to the Option Shares) may be terminated in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Shares, prior to the Additional Closing Date) (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange or the NASD, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or
(iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Shares being delivered at the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

      11. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

      If on the Closing Date or the Additional Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Shares to be purchased on such date, the other Underwriters obligated to purchase on such date shall be obligated severally in the proportions that the number of Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Underwritten Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-tenth of such number of Shares without the written consent of such Underwriter. If on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representatives, DKB and the Company for the purchase of such Shares are not made within 36 hours after such default, this Agreement (or the obligations of the several Underwriters to purchase the Option Shares, as the case may be) shall terminate without liability on the part of any non-defaulting Underwriter, DKB or the Company. In any such case, the Representatives, DKB or the Company shall have the right to postpone the Closing Date (or, in the case of the Option Shares, the Additional Closing Date), but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      12. If this Agreement shall be terminated pursuant to Section 10 or 11 hereof, the Company shall not be under any liability to any Underwriter, except as provided in Sections 6(j) and 9 hereof, but, if for any other reason any Shares are not delivered by the Selling Stockholders as provided herein, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and expenses of its counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder.

      13. This Agreement shall be binding upon the signatories hereto and shall inure to the benefit of the Company and its directors and officers who signed the Registration Statement, DKB, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

      14. Any action by the Underwriters hereunder may be taken by J.P. Morgan Securities Inc. alone on behalf of the Representatives or Underwriters, and any such action taken by J.P. Morgan Securities Inc. alone shall be binding upon the Representatives or Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives, c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (telefax: 212-648-5705);
Attention: Syndicate Department. Notices to the Company shall be given to it at 1211 Avenue of the Americas, 21st Floor, New York, New York 10036, (telefax:
212-536-1912); Attention: Chief Financial Officer. Notices to DKB shall be given to: CIT Office, International Planning & Coordination Division; The Dai-Ichi Kangyo Bank, Limited; 1-5, Uchisaiwaicho, 1-chome; Chiyoda-ku, Tokyo 100-0011; Japan (telefax: 011-813-3596-2259); Attention: Masatoshi Muranaka.

      15. This Agreement may be signed in counterparts, each of which shall be an original and both of which together shall constitute one and the same instrument.

      16. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

      If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                              Very truly yours,

                              THE CIT GROUP, INC.


                              By:
                                 ---------------------------------------------
                                  Name:  Albert R. Gamper, Jr.
                                  Title: President
                                         Chief Executive Officer

                              THE DAI-ICHI KANGYO BANK,
                                  LIMITED


                              By:
                                 ---------------------------------------------
                                  Name:
                                  Title:

Accepted: November   , 1998

J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.
Credit Suisse First Boston Corporation
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
Warburg Dillon Read LLC

Acting severally on behalf
of themselves and the
several Underwriters listed in
Schedule I hereto.

By: J.P. Morgan Securities Inc.

By:
   ------------------------------
   Name:
   Title:

                                                                      SCHEDULE I

                                                                    NUMBER OF
                                                                  UNDERWRITTEN
                                                                     SHARES
UNDERWRITER                                                     TO BE PURCHASED
-----------                                                     ---------------
J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.
Credit Suisse First Boston Corporation
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
Warburg Dillon Read LLC
CIBC Oppenheimer Corp.
Donaldson, Lufkin & Jenrette Securities Corporation
Fox-Pitt, Kelton Inc.
Wheat First Securities, Inc.
Chase Securities Inc.
Chatsworth Securities, LLC
Dresdner Kleinwort Benson North America Llc
Legg Mason Wood Walker, Incorporated
Nesbitt Burns Securities Inc.
RBC Dominion Securities Corporation
Charles Schwab & Co., Inc.
Scotia Capital Markets (USA) Inc.


                                                   Total

                                                                       EXHIBIT A


The CIT Group, Inc. (NJ),
The CIT Group/Credit Finance, Inc.,
The CIT Group/Business Credit, Inc.,
The CIT Group/Equipment Financing, Inc.,
The CIT Group/Commercial Services, Inc.,
The CIT Group/Capital Finance, Inc.,
The CIT Group/Consumer Finance, Inc.,
The CIT Group/Consumer Finance, Inc. (NY),
The CIT Group/Sales Financing, Inc.


                                       2